UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025 (November 5, 2025)

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The Nasdaq Stock Market L.L.C.

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144

(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

333-31929

(Commission File Number)

Colorado	84-1328967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated License Purchase Agreement

On November 5, 2025, EchoStar Corporation, a Nevada corporation (“EchoStar” or the “Company”), Space Exploration Technologies Corp., a Texas corporation (“Purchaser”), and Spectrum Business Trust 2025-1, a Nevada Business Trust (“Trust”), entered into an Amended and Restated License Purchase Agreement (the “Amended and Restated License Purchase Agreement,” and the transactions contemplated thereby, the “Transactions”). The Amended and Restated License Purchase Agreement amends and restates in its entirety the License Purchase Agreement, dated as of September 7, 2025 (the “Original License Purchase Agreement”), by and among EchoStar, Purchaser and Trust.

Pursuant to the Amended and Restated License Purchase Agreement, EchoStar and Purchaser have agreed to revise the terms of their previously announced transaction to include the transfer of up to an aggregate of 15 MHz of AWS spectrum in the frequency range of 1695–1710 MHz for each relevant license area from EchoStar to Purchaser in exchange for additional consideration of $2,616,737,853, all of which will be paid in Purchaser’s Class A Common Stock, valued at $212 per share. As a result of this change, the total consideration for the Transactions has increased from $17 billion to $19,616,737,853, with up to $11,116,737,853 to be paid in Purchaser’s Class A Common Stock, valued at $212 per share.

Except as set forth above, the material terms of the Amended and Restated License Purchase Agreement are substantially the same as the terms of the Original License Purchase Agreement, which was previously summarized in the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2025, and such summary is incorporated herein by reference. The Original License Purchase Agreement was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the Quarterly Period ended September 30, 2025.

The foregoing description of the Amended and Restated License Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated License Purchase Agreement, which will be filed as an exhibit to EchoStar’s next Annual Report on Form 10-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2025, the Company announced the creation of a new division within EchoStar to be named EchoStar Capital.  In connection therewith, effective November 6, 2025, Charles W. Ergen, Chairman of EchoStar, has accepted his appointment by the board of directors of the Company (the “Board”) as Chairman, President and Chief Executive Officer of the Company, and Hamid Akhavan (formerly President and Chief Executive Officer of EchoStar) has accepted his appointment by the Board as Chief Executive Officer, EchoStar Capital.  Mr. Akhavan will continue to serve as a member of the Board.

Mr. Ergen, age 72, has served as our executive Chairman since November 2009 and Chairman of the Board of Directors since our formation in 2007.  Mr. Ergen served as our Chief Executive Officer from our formation in 2007 until November 2009.  Mr. Ergen was also Chairman of the Board of Directors of DISH Network Corporation (“DISH”) since its formation and, during the past five years, held executive officer and director positions with DISH and its subsidiaries, most recently serving as the Chief Executive Officer of DISH from March 2015 to December 2017.  Mr. Ergen also serves as Chairman of the Board of CONX Corp., since August 2020.

A description of Mr. Ergen’s and Mr. Akhavan’s existing compensatory arrangements is provided in the section titled “Executive Compensation and Other Information” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2025 (the “2025 Proxy Statement”). There are no new compensation arrangements, grants or awards or any modifications to the existing arrangements for Mr. Ergen or Mr. Akhavan in connection with these appointments.

Information regarding family relationships, as defined in Item 401 of Regulation S-K, between Mr. Ergen and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer during the last fiscal year and transactions reportable under Item 404(a) of Regulation S-K (“Related Party Transactions”) are incorporated herein by reference to the information thereon in the section titled “Certain Relationships and Related Party Transactions” in the 2025 Proxy Statement.

Item 7.01. Regulation FD Disclosure.

On November 6, 2025, the Company issued a press release announcing the execution of the Amended and Restated License Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	EchoStar Corporation Press Release dated November 6, 2025.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION DISH NETWORK CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION DISH DBS CORPORATION
Date: November 6, 2025	By:	/s/ Dean A. Manson
Dean A. Manson Chief Legal Officer and Secretary